GIANT 5 FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of Giant 5 Funds, a Delaware statutory trust, hereby appoint Michael G. Willis and LuAnn D. Hanson, and each of them individually, as Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A (the “Registration Statement”); any and all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of July, 2012.

/s/ Lance J. Baller
Lance J. Baller
Trustee
Giant 5 Funds

GIANT 5 FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of Giant 5 Funds, a Delaware statutory trust, hereby appoint Michael G. Willis and LuAnn D. Hanson, and each of them individually, as Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A (the “Registration Statement”); any and all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of July, 2012.

/s/ Eric Scot Griffin
Eric Scot Griffin
Trustee
Giant 5 Funds

GIANT 5 FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of Giant 5 Funds, a Delaware statutory trust, hereby appoint Michael G. Willis and LuAnn D. Hanson, and each of them individually, as Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A (the “Registration Statement”); any and all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of July, 2012.

/s/ Kevin J. Trigueiro
Kevin J. Trigueiro
Trustee
Giant 5 Funds

GIANT 5 FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee and President of Giant 5 Funds, a Delaware statutory trust, hereby appoint LuAnn D. Hanson as Attorney-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: this Registration Statement on Form N-1A (the “Registration Statement”); any and all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorney-in-Fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of July, 2012.

/s/ Michael G. Willis
Michael G. Willis
Trustee and President
Giant 5 Funds